UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): October 8, 2013

BIO-RAD LABORATORIES, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 1-7928

Delaware	94-1381833
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1000 Alfred Nobel Dr.
Hercules, California 94547
(Address of principal executive offices, including zip code)

(510) 724-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.    Changes in Registrant’s Certifying Accountant.

(b) Engagement of KPMG LLP

On October 8, 2013, Bio-Rad Laboratories, Inc. (the “Company”) engaged KPMG LLP as its independent registered public accounting firm for the fiscal year ending December 31, 2013 based on the recommendation and authorization of the Audit Committee of its Board of Directors.

The Company did not consult KPMG LLP during its two most recent fiscal years or the subsequent interim period prior to its appointment with regard to any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-RAD LABORATORIES, INC.

Date: October 9, 2013	By:	/s/ Christine A. Tsingos
Christine A. Tsingos
Executive Vice President and Chief Financial Officer